EXHIBIT 99.3

                        RECEIVABLES PURCHASE AGREEMENT


                                   between


                         AUTO LOAN FUNDING TRUST III,

                                  as Seller


                                     and


                  BEAR STEARNS ASSET BACKED FUNDING II INC.,

                                 as Purchaser


                         Dated as of November 9, 2004

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                              TABLE OF CONTENTS

                                                                          Page


1.   Definitions.............................................................1


2.   Representations and Warranties of the Seller............................4


3.   Conveyance of the Receivables...........................................4


4.   Seller Covenants........................................................5


5.   Survival of Representations and Obligations.............................6


6.   Protection of Title to the Purchaser....................................6


7.   Notices.................................................................7


8.   Successors..............................................................7


9.   Counterparts............................................................7


10.  Applicable Law..........................................................7


11.  Limitation of Liability of Owner Trustee................................7

EXHIBIT A..................................................................A-1

EXHIBIT B..................................................................B-1



                                      i

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         This RECEIVABLES PURCHASE AGREEMENT (this "Agreement"), dated as of
November 9, 2004, between AUTO LOAN FUNDING TRUST III, a Delaware statutory trust (the "Seller"), and BEAR STEARNS ASSET BACKED FUNDING II INC., a Delaware corporation (the "Purchaser").

                            PRELIMINARY STATEMENT

         Subject to the terms and conditions of this Agreement, the Seller is selling the Receivables to the Purchaser. The Seller acquired the Receivables from the Purchaser pursuant to the receivables purchase agreement dated as of October 7, 2003 (as amended, restated, modified or otherwise supplemented from time to time, the "Receivables Purchase Agreement"), between the Purchaser and the Seller. The Purchaser had previously acquired the Receivables from Ford Motor Credit Company ("Ford Motor") pursuant to the purchase and sale agreement dated as of September 1, 2003 (as amended, restated, modified or otherwise supplemented from time to time, the "Purchase and Sale Agreement"), between Ford Motor and the Purchaser. The Purchaser may sell the Receivables to Whole Auto Loan Trust 2004-1, a Delaware statutory trust (the "Issuer"). The Seller and the Purchaser each agree that following such sale, Ford Motor will continue to service the Receivables pursuant to the receivables servicing agreement dated as of September 1, 2003 (the "Receivables Servicing Agreement"), between Ford Motor, as servicer (in such capacity, the "Receivables Servicer"), and the Purchaser and the acknowledgment and agreement dated as of November 9, 2004 (the "Acknowledgment"), executed by Ford Motor.

         For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1.      Definitions.

         For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         "Amount Financed" means, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of interest stated in the Receivable.

         "Collection Period" means each calendar month during the term of the Receivables Servicing Agreement or, in the case of the initial Collection Period, the period from and including the Cutoff Date to and including the last day of the month in which the Cutoff Date occurred. Any amount stated "as of the close of business of the last day of a Collection Period" gives effect to all applications of Collections and all remittances or distributions as of the end of the day on such last day.

         "Collections" means all amounts collected by the Receivables Servicer (from whatever source) on or with respect to the Receivables.

         "Cutoff Date" means the open of business on October 1, 2004.



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         "Dealer" means the dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to Ford Motor under an existing agreement between such dealer and Ford Motor.

         "Dealer Recourse" means, with respect to a Receivable, all recourse rights relating to misrepresentation or fraud against the Dealer that originated the Receivable and any successor Dealer.

         "Deferred Repurchase Amount" means Liquidation Proceeds with respect to a Liquidated Receivable that has been repurchased by the Receivables Servicer pursuant to Section 3.8 of the Receivables Servicing Agreement.

         "Financed Vehicle" means a new or used automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

         "Lien" means a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics' liens, and any liens that attach to the respective Receivable by operation of law.

         "Liquidated Receivable" means (i) any Receivable that, by its terms, is in default and as to which the Receivables Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the Financed Vehicle, and
(ii) any Receivable with respect to which the related Obligor has become a debtor in a bankruptcy proceeding.

         "Liquidation Proceeds" means, with respect to any Liquidated Receivable and any determination date, amounts collected from whatever source during the related Collection Period on such Liquidated Receivable, net of the sum of any amounts expended by the Receivables Servicer pursuant to its customary standards, polices and procedures for the account of the Obligor plus any amounts required by law to be remitted to the Obligor.

         "Obligor" means the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under a Receivable (not including any Dealer in respect of Dealer Recourse).

         "Person" means any individual, corporation, estate, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "Principal Balance" of a Receivable, as of the open of business on the Cutoff Date or as of the close of business on the last day of a Collection Period, as applicable, means the Amount Financed minus the sum of:

         (i) that portion of all Scheduled Payments actually received prior to such date allocable to principal using the Simple Interest Method;



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         (ii) any refunded portion of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed and allocable to principal;

         (iii) any payment of the Repurchase Amount or Deferred Repurchase Amount with respect to the Receivable allocable to principal; and

         (iv) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable.

         "Receivable" means a retail installment sale contract listed on the schedule of receivables attached as Exhibit A hereto (the "Schedule of Receivables") and any amendments, modifications or supplements to such retail installment sale contract. The term "Receivable" does not include any Repurchased Receivable.

         "Receivables Files" means the documents specified in Section 2.1 of the Purchase and Sale Agreement, but only to the extent they relate to the Receivables.

         "Repurchase Amount" means the amount, as of the close of business on the last day of a Collection Period, required to be paid by an Obligor to prepay in full the respective Receivable under the terms thereof.

         "Repurchased Receivable" means a Receivable repurchased as of the close of business on the last day of the respective Collection Period by the Receivables Servicer pursuant to Section 3.7 of the Receivables Servicing Agreement or pursuant to Section 6.2 of the Purchase and Sale Agreement.

         "Scheduled Payment" means, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Receivables Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

         "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, such that the portion of such payment that is allocated to interest is equal to the product of:

         (i) the fixed rate of interest;

         (ii) the unpaid principal balance; and

         (iii) the number of days elapsed since the preceding payment of interest was made divided by 365 days.

         "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         Capitalized terms used and not otherwise defined herein (including the Preliminary



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Statement) shall have the meanings assigned thereto in the amended and restated trust agreement dated as of November 9, 2004 between Bear Stearns Asset Backed Funding II Inc. and Chase Manhattan Bank USA, National Association, as owner trustee (the "Trust Agreement").

         2.    Representations and Warranties of the Seller.

         The Seller represents and warrants to, and agrees with, the Purchaser that:

         (a) This Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (b) The Seller's assignment and delivery of the Receivables to the Purchaser will transfer to the Purchaser all of the Seller's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance created by the Seller.

         (c) With respect to the Receivables, Ford Motor has made the representations and warranties set forth in Exhibit B hereto.

         3.     Conveyance of the Receivables.

         Subject to the terms and conditions of this Agreement, the Seller hereby sells, transfers and otherwise conveys to the Purchaser all of the Seller's right, title and interest in, to and under the following property whether now owned or existing or hereafter acquired or arising (collectively, the "Purchased Property"):

                (i) the Receivables;

                (ii) monies received thereunder on or after the Cutoff Date other than any subvention amounts paid by any vehicle manufacturer to the Receivables Servicer in respect of any Receivable;

                (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles;

                (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, warranties, debt cancellation agreements or other insurance policies covering Financed Vehicles or Obligors;

                (v) Dealer Recourse;

                (vi) the Receivables Files;

                (vii) payments and proceeds with respect to the Receivables;



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                (viii) all property (including the right to monies
collected from whatever source on a Liquidated Receivable, net of any amounts required by law to be remitted to the Obligor) securing a Receivable;

                (ix) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and

                (x) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         In consideration of the Purchaser's payment to the Seller of $717,013,412.43 (the "Purchase Price"), the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser, without recourse (subject to the obligations herein), all right, title and interest of the Seller in, to and under the Purchased Property.

         The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Purchaser of any obligation of the Seller to the Obligors or any other Person in connection with the Purchased Property or any agreement, document or instrument related thereto. The Seller and the Purchaser intend that the sale, transfer, assignment and conveyance of the Purchased Property and other rights and property pursuant to this Section 3 shall be a sale and not a secured borrowing. However, in the event that such transfer is deemed to be a transfer for security, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the Purchased Property whether now owned or existing or hereafter acquired or arising and all proceeds thereof (including, without limitation, "proceeds" as defined in the Uniform Commercial Code as in effect from time to time in the state of New York) and all other rights and property transferred hereunder to secure a loan in an amount equal to the Purchase Price, and in such event, this Agreement shall constitute a security agreement under applicable law. The Seller hereby authorizes the Purchaser or its agents to file such financing statements and continuation statements as the Purchaser may deem advisable in connection with the security interest granted by the Seller pursuant to the preceding sentence.

         4.     Seller Covenants.

         The Seller shall cause the following to occur:

         (a) The Purchaser shall have received an opinion of Sidley Austin Brown & Wood LLP, in its capacity as counsel to the Purchaser, addressed to the Purchaser and dated November 9, 2004, with respect to such matters as the Purchaser requires, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.



                                      5
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         (b) The Purchaser shall have received copies of the Receivables
Purchase Agreement, the Purchase and Sale Agreement, the Receivables Servicing Agreement and the Acknowledgment.

         (c) The Purchaser shall have received an opinion of Richards, Layton & Finger, P.A., in its capacity as counsel to the Seller, addressed to the Purchaser and dated the Closing Date, with respect to such matters as the Purchaser requires, and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (d) The Purchaser shall have received evidence satisfactory to it that, within ten days of the date hereof, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the State of Delaware reflecting the transfer of the interest of the Seller in the Purchased Property and the proceeds thereof to the Purchaser.

         The Seller will provide or cause to be provided to the Purchaser such conformed copies of such opinions and documents as the Purchaser may reasonably request.

         5.     Survival of Representations and Obligations.

         The respective agreements, representations, warranties and other statements of the Seller and the Purchaser set forth in or made pursuant to this Agreement or contained in certificates of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of the Purchaser or the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Purchased Property.

         6.     Protection of Title to the Purchaser.

         (a) The Seller shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser in the Purchased Property and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) The Seller shall not change its name, identity or organizational structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506(c) or ss. 9-508(b) of the UCC, unless it shall have given the Purchaser at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Seller shall have an obligation to give the Purchaser at least 60 days' prior written notice of any change in the jurisdiction in which it is organized if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.



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         7.     Notices.

         All communications hereunder will be in writing and, if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to Bear Stearns Asset Backed Funding II Inc., c/o Bear Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Facsimile: (212) 272-0979,
Attention: Brant Brooks; and if sent to the Seller, will be mailed, delivered or telegraphed, and confirmed to it at Auto Loan Funding Trust III, c/o Chase Manhattan Bank USA, National Association c/o JPMorgan Chase, 500 Stanton Christiana Road, FL3/OPS4, Newark, Delaware 19713, facsimile: (302) 552-6280,
Attention: Institutional Trust Services, with a copy to Bear Stearns Investment Products Inc., 383 Madison Avenue, New York, New York 10179,
Facsimile: (212) 272-0979, Attention: Patricia Jehle. Any such notice will take effect at the time of receipt.

         8.     Successors and Assigns.

         This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and their officers and directors and controlling persons, and no other person will have any right or obligations hereunder.

         9.     Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         10.    Applicable Law.

         THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         11.    Limitation of Liability of Owner Trustee.

         Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as owner trustee (the "Owner Trustee") of the Seller and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or any beneficial owner of the Seller have any liability for the representations, warranties, covenants, agreements or other obligations of the Seller hereunder, as to all of which recourse shall be had solely to the assets of the Seller. For all purposes of this Agreement, in the performance of any duties or obligations of the Seller hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                AUTO LOAN FUNDING TRUST III
                                By Chase Manhattan Bank USA, National
                                Association, not in its individual
                                capacity, but solely as Owner Trustee



                                By: /s/ John J. Cashin
                                    -----------------------------------------
                                    Name:   John J. Cashin
                                    Title:  Vice President



                                BEAR STEARNS ASSET BACKED FUNDING II INC.



                                By: /s/  Brant Brooks
                                    -----------------------------------------
                                    Name:   Brant Brooks
                                    Title:  Senior Vice President



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                                                                     EXHIBIT A



Information as to the Receivables as of October 1, 2004. This information may be provided in the form of a computer tape or disk.


    Loan ID       Principal Balance         Contract APR        Maturity Date
    -------       -----------------         ------------        -------------





                (on file with Sidley Austin Brown & Wood LLP)



                                     A-1

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                                                                     EXHIBIT B

        Representations and Warranties with respect to the Receivables


         The Seller makes the following representations and warranties with respect to the Receivables, on which the Purchaser relies in purchasing such Receivables. Unless otherwise indicated, such representations and warranties speak as of October 1, 2003. Capitalized terms used and not defined herein have the meaning(s) ascribed thereto in the Receivables Servicing Agreement.

              Characteristics of Receivables. Each Receivable:

         (a) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto, has been purchased by Ford Motor Credit Company ("Ford Motor") from such Dealer under an existing dealer agreement with Ford Motor, has been validly assigned by such Dealer to Ford Motor and is payable in U.S. dollars;

         (b) has created or will create a valid, subsisting, and enforceable first priority security interest in favor of Ford Motor in the Financed Vehicle, which security interest is assignable by Ford Motor to the Purchaser;

         (c) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for the practical realization against the collateral of the benefits of the security;

         (d) provides for level monthly payments (provided that the last payment may be different but in no event more than twice the amount of the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate;

         (e) provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance; and

         (f) is a Simple Interest Receivable.

                      Schedule of Receivables. The information contained in the Schedule of Receivables and the Computer Tape with respect to the data fields included in Exhibit A to the Purchase and Sale Agreement is complete, true and correct in all material respects as of the Cutoff Date. No selection procedures believed to be adverse to the Purchaser have been utilized in selecting the Receivables from those receivables that meet the criteria contained in the Purchase and Sale Agreement.

                      Compliance with Law. Each Receivable and the sale of the Financed Vehicle complied at the time it was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation:

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         (a) usury laws;

         (b) the Federal Truth-in-Lending Act;

         (c) the Equal Credit Opportunity Act;

         (d) the Fair Credit Reporting Act;

         (e) the Fair Debt Collection Practices Act;

         (f) the Federal Trade Commission Act;

         (g) the Magnuson-Moss Warranty Act;

         (h) the Federal Reserve Board's Regulations B and Z;

         (i) State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code; and

         (j) other applicable consumer credit laws and equal credit opportunity and disclosure laws.

                      Binding Obligation. Each Receivable represents the genuine, legal, valid, and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

                      No Government Obligor. None of the Receivables is due from the United States of America or any State, political subdivision thereof, or from any agency, department, or instrumentality of the United States of America or any State or political subdivision thereof.

                      Security Interest in Financed Vehicle. Immediately prior to the sale thereof, each Receivable is secured by a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Motor as secured party or all necessary and appropriate actions have been commenced that would result in a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Motor as secured party.

                      Receivables in Force. As of the Cutoff Date, no Receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

                      No Waiver. No provision of a Receivable has been waived or amended.

                      No Defenses. The Receivable will not be subject to any right of rescission, set-off, counterclaim or defense.

                      No Liens. To the Seller's best knowledge, no liens or claims exist for work, labor, or materials relating to a Financed Vehicle that are liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

                      No Default. Except for payment defaults continuing for a period of not more than 30 days as of the Cutoff Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable has occurred as of the Cutoff Date; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen as of the Cutoff Date; and Ford Motor will not waive any of the foregoing.

                      Insurance. With respect to each Receivable, Ford Motor, in accordance with its customary standards, policies and procedures, has determined that, as of the date of origination, the Obligor had obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

                      Title. It is the intention of the Seller that the sale contemplated by this Agreement will constitute an absolute sale and that the beneficial interest in and title to the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by an agent of the Seller under any bankruptcy laws of the Receivables from the Seller to the Purchaser. The Seller has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Receivables to any Person other than the Purchaser. Immediately prior to the sale and transfer contemplated in this Agreement, the Seller had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, participations and rights of others and, immediately upon the sale and transfer thereof, the Purchaser will have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, participations and rights of others; and the sale of Receivables has been perfected under the UCC. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that includes a description of collateral covering the Receivables other than any financing statements relating to the security interest granted to the Purchaser under this Agreement or that has been terminated.

                      Valid Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale of such Receivable is unlawful, void, or voidable. The Seller has not entered into any agreement with any Obligor that prohibits, restricts or conditions the sale of any portion of the Receivables.

                      All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Purchaser a first priority, validly perfected ownership interest in the Receivables will be made within 10 days of October 1, 2003.

                      Chattel Paper. Each Receivable constitutes "tangible chattel paper" as defined in the UCC.

                      One Original. There is only one original executed copy of each Receivable. Ford Motor, or its custodian, has possession of such original with respect to each Receivable. Such original does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than Ford Motor. All financing statements filed or to be filed against the Seller in favor of the Purchaser in connection herewith describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Purchaser."

                     No Notice of Bankruptcy. As of the Cutoff Date, the Seller has not received actual notice as of the Cutoff Date that any Obligor is a debtor in a bankruptcy proceeding.

                     Origination. Each Receivable has an origination date on or after February 3, 1998.

                      Maturity of Receivables. Each Receivable has an original maturity of not greater than 72 months.

                      Annual Percentage Rates. The Annual Percentage Rate of each Receivable is not less than 0.00% and not greater than 29.99%.

                      Scheduled Payments. As of the Cutoff Date, for each Receivable, the related Obligor has made at least one scheduled payment (other than any down payment) and no Receivable has a scheduled payment that is more than 30 days overdue as of the Cutoff Date (in each case, determined based on information available to the Seller on the Cutoff Date; provided, however, that if it is subsequently determined that a Receivable was delinquent as of the Cutoff Date, the Depositor will be entitled to the remedies under
         Section 6.2 of the Purchase and Sale Agreement with Ford Credit).

                      Location of Receivable Files. Each Receivable File is kept at one or more offices of Ford Motor in the United States or the offices of one of the custodians specified in Exhibit C to the Receivables Servicing Agreement.

                      Extensions. As of the Cutoff Date, no Receivable has had its original maturity extended.

                      Remaining Principal Balance. As of the Cutoff
         Date, the Principal Balance remaining of each Receivable is in an amount not less than $250 and not greater than $50,000.

                      Single Financed Vehicle. Each Receivable is secured by only one Financed Vehicle.




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